EARNINGS PER SHARES (Tables)	12 Months Ended
Dec. 31, 2013
EARNINGS PER SHARES [Abstract]
Schedule of the Computation of Basic and Diluted Earnings Per Share
	December 31,
	2013	2012	2011

Net income attribute to the Company	$3,643,404	$2,381,279	$11,547,705

Weighted average ordinary shares outstanding - basic and diluted	19,901,959	19,942,333	20,000,000

Basic and diluted earnings per share	$0.18	$0.12	$0.58